Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1864

              Closed-End Strategy: Global Income Portfolio 2018-2

                          Supplement to the Prospectus

As a result of a previously announced acquisition, effective May 7, 2018, Alpine Global Premier Properties Fund will change its name to Aberdeen Global Premier Properties Fund ("AWP") and Alpine Global Dynamic Dividend Fund will change its name to Aberdeen Global Dynamic Dividend Fund ("AGD").

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase shares of both AWP and AGD.

Supplement Dated:  May 7, 2018